Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald C. Martin, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Oak Valley Bancorp on Form 10-Q for the quarterly period ended September 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Oak Valley Bancorp.

Date: November 9, 2011	By:	/s/ RONALD C. MARTIN
	Name:	Ronald C. Martin
	Title:	Chief Executive Officer

I, Richard A. McCarty, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Oak Valley Bancorp on Form 10-Q for the quarterly period ended September 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Oak Valley Bancorp.

Date: November 9, 2011	By:	/s/ RICHARD A. MCCARTY
	Name:	Richard A. McCarty
	Title:	Chief Financial Officer